Impairments of streams, royalties and other interests	12 Months Ended
Dec. 31, 2024
Impairments of streams, royalties and other interests
Impairments of streams, royalties and other interests

13. Impairments of streams, royalties and other interests

In accordance with the Company’s accounting policy, management assesses at the end of each reporting period whether there are any indicators that the carrying value of mineral interests may not be recoverable or that an impairment loss previously recognized should be reversed or partially reversed.

Management applies significant judgment in assessing whether impairment indicators exist including, among others, significant adverse changes to (i) future production and operator reserve and resource estimates, (ii) current and forecast commodity prices, (iii) industry or economic trends, and (iv) other relevant operator information.

Impairments in the carrying value of each CGU are measured and recorded to the extent that the carrying value of each CGU exceeds its estimated recoverable amount, which is the higher of FVLCD and VIU, which is generally calculated using an estimate of future discounted cash flows. Impairment charges are included in ‘‘Impairment charges and expected credit losses’’ in the consolidated statements of income.

For the years ended December 31, 2024 and 2023, Triple Flag recorded the following impairment charges and expected credit losses in the consolidated statements of income:

For the years ended December 31	2024	2023
Mineral interest impairment charges
Nevada Copper[1]	$83,920	$—
Elevation Gold[2]	18,688	—
Stornoway Diamonds (Canada) Inc.[3]	—	8,448
Beaufor[4]	—	6,836
Other	4,438	—

Loans receivable impairment charges and expected credit losses
Nevada Copper[1]	20,197	—
Elevation Gold[2]	21,380	9,723
Stornoway Diamonds (Canada) Inc.[3]	(589)	11,720
Beaufor[4]	—	103
Total impairment charges and expected credit losses	$148,034	$36,830

1.	Nevada Copper

Triple Flag acquired a 95% fixed ratio gold and silver stream (amended to 97.5% in 2020) on the Pumpkin Hollow underground mine, operated by Nevada Copper in 2018. As at December 31, 2023, Triple Flag also had a Tranche A-2 secured loan receivable from Nevada Copper of $11.8 million, which carried interest at the Secured Overnight Financing Rate plus an adjustment spread and a fixed margin which would have matured on July 31, 2029, and could be repaid prior to maturity with no penalty.

During the three months ended June 30, 2024, Nevada Copper experienced financial difficulties, including increased ramp-up costs associated with the underground mine, failure to obtain funding through a change of control transaction and failure to secure additional interim funding from key stakeholders. This resulted in Nevada Copper filing a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code in the Bankruptcy Court of the District of Nevada on June 10, 2024.

Triple Flag identified the above as an indicator of impairment as of June 30, 2024. Management performed an impairment analysis for the Nevada Copper stream interest in accordance with IAS 36, and for the loan receivables under IFRS 9. As of June 30, 2024, Triple Flag had funded a cumulative total of $20.0 million to Nevada Copper, $15.1 million through the Tranche A-2 secured loan receivable and $4.9 million through unsecured funding. The funding was provided as part of the restart financing package for operations at the Pumpkin Hollow underground mine, and for working capital purposes.

Triple Flag considered a variety of factors to determine the recoverable amount of the Nevada Copper stream and the recoverability of the loan receivable, including expected cash flows to be recovered from the Chapter 11 process under various scenarios, the contractual terms of the stream agreement in a Chapter 11 process, and Triple Flag’s security and position in Nevada Copper’s creditor rankings relative to other secured creditors. Triple Flag concluded that there is no reasonable expectation of recovery of the loan receivables and determined that the recoverable amount of the Nevada Copper gold and silver stream was nil as of June 30, 2024, resulting in an impairment charge of $104.1 million.

Triple Flag also has a 2.0% NSR royalty on the Pumpkin Hollow open pit project and a 2.0% NSR royalty on the Tedeboy exploration project. Management performed impairment analysis over these royalty interests by considering a variety of factors, including relevant production and commodity price scenarios, various production start date scenarios, and relevant contractual rights of the royalty agreements at a discount rate of 5%. Triple Flag concluded that the recoverable amount exceeded the carrying amount of $46.2 million, and as such, no impairment charge was recognized related to Triple Flag’s royalty interests in the consolidated statements of income.

Concurrent with the Chapter 11 process, a sale process in accordance with Section 363 of the U.S. Bankruptcy Code was initiated by Nevada Copper. On August 9, 2024, Nevada Copper entered into an asset purchase agreement with an affiliate of Kinterra Capital Corp, (“buyer”), pursuant to which the buyer agreed to purchase substantially all of the assets of Nevada Copper and its subsidiaries.  The transaction was approved by order of the United States Bankruptcy Court, entered on September 27, 2024. The transaction closed on October 9, 2024, the stream was eliminated upon the acquisition and Triple Flag did not recover a material amount from the sales proceedings. The royalties were unaffected by the conclusion of the Chapter 11 sale process.

2.	Elevation Gold

Triple Flag acquired the 100% silver stream on the Moss mine, operated by Elevation Gold, as part of the Maverix acquisition in January 2023. In conjunction with this transaction, Triple Flag also acquired a loan receivable from Elevation Gold, which had an outstanding balance receivable of $17.7 million as of December 31, 2023. As of December 31, 2023, Triple Flag also had promissory and demand notes receivable from Elevation Gold of $6.5 million and recorded a provision for expected credit losses of $9.7 million against these loans. The loan receivable accrued interest at an interest rate of 10% per annum and was repayable on or before February 28, 2025.

As at March 31, 2024, Triple Flag identified an indicator of impairment for its stream interest in the Moss mine. As a result, the Company performed an impairment assessment considering relevant production and commodity price scenarios. The Company concluded that the recoverable amount exceeded the carrying amount and as such, no impairment charge was recognized in the condensed interim consolidated statement of income for the three months ended March 31, 2024. As at March 31, 2024, Triple Flag had a total of $30.7 million loan receivable and promissory and demand notes receivable from Elevation Gold, and a total provision for expected credit losses of $16.6 million related to the loan receivables.

During the three months ended June 30, 2024, Elevation Gold continued to experience financial difficulty due to lower-than-expected production. As a result, Elevation Gold suspended royalty/finder fee payments and silver stream delivery obligations. This resulted in one royalty holder filing a claim in the Arizona State Superior Court against Elevation Gold for amounts owing pursuant to their royalty agreement. Elevation Gold reported on July 30, 2024, that it filed an application for creditor protection under the Companies’ Creditors Arrangement Act (“CCAA”) and proceeded with an interim cessation of active mining from the open pit at the Moss mine.

Triple Flag identified the above as an indicator of impairment as of June 30, 2024, and performed an impairment analysis for the Elevation Gold stream interest in accordance with IAS 36, and for the loan receivables and promissory and demand notes under IFRS 9.

Triple Flag considered a variety of factors to determine the recoverable amount of the Elevation Gold stream and the recoverability of the loan receivable and promissory and demand notes, including cash flows expected to be recovered from the CCAA process under various scenarios, as well as Triple Flag’s security and creditor ranking. Triple Flag concluded that there was no reasonable expectation of recovery of the loan receivable and promissory and demand notes and determined that the recoverable amount of the Elevation Gold stream was nil as of June 30, 2024, resulting in a total impairment and expected credit loss charge of $40.1 million.

During the three months ended December 31, 2024, the CCAA process continued to unfold. Mako Mining Corp (“Mako”) announced on December 31, 2024, that they had entered into a non-binding letter of intent to acquire 100% of the issued and outstanding common shares of EG Acquisition LLC (“EGA”), and that EGA would complete the acquisition of the Moss gold mine on December 31, 2024, through its acquisition of 100% of the common shares of Golden Vertex Corp. (“GVC”), which holds direct ownership of the Moss mine. The silver stream was eliminated upon the acquisition of GVC and Triple Flag does not expect to recover a material amount from the sales proceedings.

3.	Stornoway Diamonds (Canada) Inc.

During the three months ended September 30, 2023, the Renard mine, operated by Stornoway Diamonds (Canada) Inc. (“Stornoway”), experienced financial difficulties due to adverse market conditions, such as increased operational costs due to inflationary pressures, and the continued decline of diamond prices due to lower demand. On September 27, 2023, this was further exacerbated by India’s diamond trade bodies urging its members to halt imports of rough diamonds from mid-October to mid-December to manage supplies. As a result of the prolonged softening of the diamond market over the third quarter, Triple Flag concluded that an indicator of impairment existed. Management performed an impairment analysis for the Renard stream in accordance with IAS 36 and for the Bridge Financing under IFRS 9.

Triple Flag considered a variety of factors to determine the recoverable amount of the Renard stream and the recoverability of the loan receivable, including cash flows expected to be generated from the Renard mine over the estimated life of mine under different mine plans and diamond price scenarios. On October 27, 2023, the Renard mine was placed in care and maintenance and Stornoway filed for creditor protection under the CCAA in Quebec.

As a result, Triple Flag concluded that there was no reasonable expectation of recovery of the loan receivable and determined that the recoverable amount of the Renard stream was nil, resulting in a total impairment charge of $20.2 million for the year ended December 31, 2023, of which $11.7 million related to the bridge loan receivable and $8.5 million to the mineral interest.

4.	Beaufor

In the second half of 2022, Monarch Mining Corporation (“Monarch”), owner of the Beaufor mine, suspended its operations at the Beaufor mine due to financial and operational challenges. On September 27, 2022, the mine was put on care and maintenance for an indefinite period. Due to the continued suspension of operations at the Beaufor mine, the Company concluded that this was a triggering event. As a result, management performed an impairment analysis for the Beaufor royalty investment as at December 31, 2022, resulting in the Beaufor royalty being written down to its estimated recoverable amount of $6.8 million.

During the three months ended September 30, 2023, management concluded that the continued suspension of operations at the Beaufor mine, exceeding  a period of 12 months, coupled with the market activity and financial position of Monarch as at June 30, 2023, was a triggering event. Triple Flag considered a variety of factors to determine the recoverable amount of the Beaufor royalty, including cash flows expected to be generated from the Beaufor mine over the estimated life of mine.

Triple Flag determined the recoverable amount of the Beaufor royalty investment to be $nil and therefore recorded an impairment charge of $6.8 million for the year ended December 31, 2023.